Cincinnati Financial Corporation
Supplemental Financial Data
September 30, 2007
Third Quarter

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
513-870-2768	513-603-5323		513-870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	na	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	na	AA-

Ratings are as of October 24, 2007, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2006. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Certain 2006 interim period data has been updated to correct rounding differences.

Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2007
	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	10/24/2007

Consolidated
Quick Reference	4	10/24/2007
Consolidated Statements of Income	5	10/24/2007
CFC and Subsidiary Consolidation – Nine Months Ended September 30, 2007	6	10/24/2007
CFC and Subsidiary Consolidation – Nine Months Ended September 30, 2006	7	10/24/2007
CFC and Subsidiary Consolidation – Three Months Ended September 30, 2007	8	10/24/2007
CFC and Subsidiary Consolidation – Three Months Ended September 30, 2006	9	10/24/2007
Consolidated Balance Sheets	10	10/24/2007
Quarterly Net Income Reconciliation	11	10/24/2007
Top Holdings -- Common Stocks	12	10/24/2007
Fifth Third Bancorp Holding	13	10/24/2007
CFC Subsidiaries – Selected Balance Sheet Data	14	10/24/2007

Property Casualty Insurance Operations
GAAP Statements of Income	15	10/24/2007
Statutory Statements of Income	16	10/24/2007
Statutory Quarterly Analysis – Consolidated	17	10/24/2007
Statutory Quarterly Analysis – Commercial Lines	18	10/24/2007
Statutory Quarterly Analysis – Personal Lines	19	10/24/2007
Direct Written Premiums by Line of Business and State	20	10/29/2007
Quarterly Property Casualty Data – Commercial Lines of Business	21	10/29/2007
Quarterly Property Casualty Data – Personal Lines of Business	22	10/29/2007
Quarterly Detailed Loss Analysis	23	10/29/2007

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	24	10/24/2007
Quarterly Property Casualty Data – Commercial Lines	25	10/24/2007
Quarterly Property Casualty Data – Personal Lines	26	10/24/2007

Life Insurance Operations
GAAP Statements of Income	27	10/29/2007
Statutory Statements of Income	28	10/29/2007
Expenses as a Percentage of Premium	29	10/29/2007

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

(See attached tables for 2007 and 2006 data; prior-period reconciliations available at www.cinfin.com/investors.)

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

2007 Third-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Third Quarter 2007
(all data shown is for the three months ended or as of September 30, 2007)
(Based on reported data - see Pages 24-26 for adjusted data)

(Dollars in millions except share data)
Revenues:		Benefits and expenses:

Commercial lines net written premiums	$544	Commercial lines loss and loss expenses	$396
Year-over-year percentage change	(6.4)%	Year-over-year percentage change	5.1%
Personal lines net written premiums	$192	Personal lines loss and loss expenses	$128
Year-over-year percentage change	(3.1)%	Year-over-year percentage change	(8.1)%
Property casualty net written premiums	$736	Property casualty loss and loss expenses	$524
Year-over-year percentage change	(5.6)%	Year-over-year percentage change	1.5%
Commercial lines net earned premiums	$600	Life and accident and health losses and policy benefits	$36
Year-over-year percentage change	(0.3)%	Year-over-year percentage change	9.8%
Personal lines net earned premiums	$177	Operating expenses	$249
Year-over-year percentage change	(6.6)%	Year-over-year percentage change	(3.0)%
Property casualty net earned premiums	$777	Interest expenses	$13
Year-over-year percentage change	(1.8)%	Year-over-year percentage change	(4.7)%
Life and accident and health net earned premiums	$34	Total expenses	$822
Year-over-year percentage change	23.0%	Year-over-year percentage change	0.3%
Investment income	$152	Income before income taxes	$160
Year-over-year percentage change	5.8%	Year-over-year percentage change	8.2%
Realized gains on investments	$16	Total income tax	$36
Year-over-year percentage change	nm %	Year-over-year percentage change	11.0%
Other income	$3	Effective tax rate	22.5%
Year-over-year percentage change	(24.2)%
Total revenues	$982	Ratios:
Year-over-year percentage change	1.5%
		Commercial lines GAAP combined ratio	95.4%
Income:		Personal lines GAAP combined ratio	103.8%
		Property casualty GAAP combined ratio	97.3%
Operating income	$114
Year-over-year percentage change	(1.1)%	Commercial lines STAT combined ratio	97.2%
Net realized investment gains and losses	$10	Personal lines STAT combined ratio	103.6%
Year-over-year percentage change	nm %	Property casualty STAT combined ratio	98.7%
Net income	$124
Year-over-year percentage change	7.4%	Return on equity based upon net income	7.4%
		Return on equity based upon operating income	6.8%
Per share (diluted):
		Balance Sheet:
Operating income	$0.66
Year-over-year percentage change	0.0%	Fixed maturity investments	$5,939
Net realized investment gains and losses	$0.06	Equity securities	7,225
Year-over-year percentage change	nm %	Short-term investments	37
Net income	$0.72	Other invested assets	67
Year-over-year percentage change	9.1%	Total invested assets	$13,268 ======
Book value	$38.47
Year-over-year percentage change	3.1%	Property casualty and life loss and loss expense reserves	$4,031
Weighted average shares -- diluted	172,399,539	Total debt	860
Year-over-year percentage change	(1.6)%	Shareholders equity	6,538

2007 Third-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income
	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$820,957,046	$832,224,817	$(11,267,771)	(1.35)	$2,477,854,355	$2,475,926,407	$1,927,948	0.08
Life	42,395,592	36,294,277	6,101,315	16.81	124,663,788	109,318,969	15,344,819	14.04
Accident health	1,776,832	1,709,173	67,659	3.96	5,141,122	4,948,521	192,601	3.89
Premiums ceded	(54,453,334)	(51,268,668)	(3,184,666)	6.21	(160,490,771)	(144,775,239)	(15,715,532)	10.86
Total premiums earned	810,676,136	818,959,599	(8,283,463)	(1.01)	2,447,168,494	2,445,418,658	1,749,836	0.07
Investment income	152,051,554	143,775,266	8,276,288	5.76	450,376,849	425,032,304	25,344,545	5.96
Realized gain on investments	15,713,227	(172,581)	15,885,808	(9,204.84)	370,146,519	671,377,232	(301,230,713)	(44.87)
Other income	3,339,995	4,404,807	(1,064,812)	(24.17)	14,893,770	13,779,080	1,114,690	8.09
Total revenues	$981,780,912	$966,967,091	$14,813,821	1.53	$3,282,585,632	$3,555,607,274	$(273,021,642)	(7.68)
Benefits & expenses:
Losses & policy benefits	$585,951,416	$578,846,827	$7,104,589	1.23	$1,649,479,484	$1,694,301,755	$(44,822,271)	(2.65)
Reinsurance recoveries	(26,400,951)	(30,315,757)	3,914,806	(12.91)	(116,025,070)	(98,667,113)	(17,357,957)	17.59
Commissions	136,051,089	155,791,819	(19,740,730)	(12.67)	465,911,059	477,745,948	(11,834,889)	(2.48)
Other operating expenses	88,009,132	83,215,761	4,793,371	5.76	257,353,965	242,512,606	14,841,359	6.12
Interest expense	12,726,648	13,349,408	(622,760)	(4.67)	38,703,204	39,311,943	(608,739)	(1.55)
Taxes, licenses & fees	17,904,979	19,382,354	(1,477,375)	(7.62)	56,801,190	58,002,253	(1,201,063)	(2.07)
Incr deferred acq expense	5,679,866	(4,798,858)	10,478,724	(218.36)	(17,013,847)	(26,742,398)	9,728,551	(36.38)
Other expenses	2,090,041	3,789,308	(1,699,267)	(44.84)	9,040,081	12,097,966	(3,057,885)	(25.28)
Total expenses	$822,012,220	$819,260,862	$2,751,358	0.34	$2,344,250,066	$2,398,562,960	$(54,312,894)	(2.26)
Income before income taxes	$159,768,692	$147,706,229	$12,062,463	8.17	$938,335,566	$1,157,044,314	$(218,708,748)	(18.90)
Provision for income taxes:
Current operating income	$26,303,009	$23,097,937	$3,205,072	13.88	$132,246,641	$118,760,218	$13,486,423	11.36
Realized investments gains and losses	5,992,647	(89,965)	6,082,612	(6,761.09)	132,412,878	244,892,142	(112,479,264)	(45.93)
Deferred	3,644,481	9,386,153	(5,741,672)	(61.17)	4,978,995	(6,393,609)	11,372,604	(177.87)
Total income taxes	$35,940,137	$32,394,125	$3,546,012	10.95	$269,638,514	$357,258,751	$(87,620,237)	(24.53)

Net income	$123,828,555	$115,312,104	$8,516,451	7.39	$668,697,052	$799,785,563	$(131,088,511)	(16.39)
Comprehensive net income	$(149,174,974)	$455,185,004	$(604,359,978)	(132.77)	$29,253,026	$609,439,522	$(580,186,496)	(95.20)
Operating income	$114,107,975	$115,394,725	$(1,286,750)	(1.12)	$430,953,411	$373,300,473	$57,652,938	15.44
Net realized investments gains and losses	$9,720,580	$(82,615)	$9,803,195	(11,866.12)	$237,733,641	$426,485,090	$(188,751,449)	(44.26)

Net income per share:
Operating income	$0.67	$0.67	$-	0.00	$2.51	$2.15	$0.36	16.74
Net realized investments gains and losses	0.05	0.00	0.05	N/A	1.38	2.46	(1.08)	(43.90)
Net income per share (basic)	$0.72	$0.67	$0.05	7.46	$3.89	$4.61	$(0.72)	(15.62)
Operating income	$0.66	$0.66	$-	0.00	$2.49	$2.13	$0.36	16.90
Net realized investments gains and losses	0.06	0.00	0.06	N/A	1.37	2.43	(1.06)	(43.62)
Net income per share (diluted)	$0.72	$0.66	$0.06	9.09	$3.86	$4.56	$(0.70)	(15.35)
Dividends per share:
Paid	$0.355	$0.335	$0.02	5.97	$1.045	$0.975	$0.07	7.18
Declared	0.355	0.335	0.02	5.97	1.065	1.005	0.06	5.97
Number of shares:
Weighted avg - basic	171,068,956	173,224,254	(2,155,298)	(1.24)	171,804,376	173,555,925	(1,751,549)	(1.01)
Weighted avg - diluted	172,399,539	175,260,063	(2,860,524)	(1.63)	173,423,199	175,542,616	(2,119,417)	(1.21)

2007 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$2,477,854,355	$-	$2,478,188,351	$-	$-	$-	$(333,996)
Life	124,663,788	-	-	124,663,788	-	-	-
Accident health	5,141,122	-	-	5,141,122	-	-	-
Premiums ceded	(160,490,771)	-	(130,356,727)	(30,134,044)	-	-	-
Total earned premium	2,447,168,494	-	2,347,831,624	99,670,866	-	-	(333,996)
Investment income	450,376,849	74,438,392	291,738,759	84,594,298	206,372	196,747	(797,719)
Realized gain on investments	370,146,519	103,152,228	202,374,057	51,750,857	311,590	(7,168)	12,564,955
Other income	14,893,770	7,489,436	3,310,897	3,461,706	7,701,286	1,852,346	(8,921,901)
Total revenues	$3,282,585,632	$185,080,056	$2,845,255,337	$239,477,727	$8,219,248	$2,041,925	$2,511,339

Benefits & expenses:
Losses & policy benefits	$1,649,479,484	$-	$1,523,262,450	$127,869,309	$-	$-	$(1,652,275)
Reinsurance recoveries	(116,025,070)	-	(86,370,570)	(29,654,500)	-	-	-
Commissions	465,911,059	-	439,509,545	26,401,514	-	-	-
Other operating expenses	257,363,965	13,857,387	225,330,196	23,381,966	3,316,875	523,327	(9,045,786)
Interest expense	38,703,204	36,597,174	-	-	2,179,432	-	(73,402)
Taxes, licenses & fees	56,801,190	920,269	52,977,986	2,756,613	35,794	110,528	-
Incr deferred acq expenses	(17,013,847)	-	(8,282,870)	(8,730,977)	-	-	-
Other expenses	9,040,081	-	9,039,973	108	-	-	-
Total expenses	$2,344,260,066	$51,374,830	$2,155,466,710	$142,024,033	$5,532,101	$633,855	$(10,771,463)

Income before income taxes	$938,325,566	$133,705,226	$689,788,627	$97,453,694	$2,687,147	$1,408,070	$13,282,802

Provision for income taxes:
Current operating income	$132,246,641	$(6,239,812)	$136,806,227	$4,508,915	$1,090,738	$478,307	$(4,397,734)
Capital gains/losses	132,412,878	37,813,280	71,840,023	18,257,800	109,057	(5,016)	4,397,734
Deferred	4,978,995	4,334,934	(14,712,193)	10,914,527	(209,100)	1,846	4,648,981
Total income tax	$269,638,514	$35,908,402	$193,934,057	$33,681,242	$990,695	$475,137	$4,648,981

Net income - current year	$668,687,052	$97,796,824	$495,854,570	$63,772,452	$1,696,452	$932,933	$8,633,821

Net income - prior year	$799,785,561	$291,889,039	$449,694,098	$54,095,122	$1,388,938	$995,542	$1,722,822

Change in net income	-16.4%	-66.5%	10.3%	17.9%	22.1%	-6.3%

2007 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$2,475,926,407	$-	$2,476,130,642	$-	$-	$-	$(204,235)
Life	109,318,969	-	-	109,318,969	-	-	-
Accident health	4,948,521	-	-	4,948,521	-	-	-
Premiums ceded	(144,775,239)	-	(114,086,242)	(30,688,997)	-	-	-
Total earned premium	2,445,418,658	-	2,362,044,400	83,578,493	-	-	(204,235)
Investment income	425,032,303	72,886,606	273,650,490	80,603,825	46,800	152,135	(2,307,553)
Realized gain on investments	671,377,232	408,476,440	218,522,618	42,327,225	(541,501)	13,974	2,578,476
Other income	13,779,079	7,562,069	2,543,187	2,559,919	8,325,040	1,752,535	(8,963,671)
Total revenues	$3,555,607,272	$488,925,115	$2,856,760,695	$209,069,462	$7,830,339	$1,918,644	$(8,896,983)

Benefits & expenses:
Losses & policy benefits	$1,694,301,755	$-	$1,577,665,678	$118,288,412	$-	$-	$(1,652,335)
Reinsurance recoveries	(98,667,113)	-	(71,961,815)	(26,705,298)	-	-	-
Commissions	477,745,948	-	452,075,295	25,670,653	-	-	-
Other operating expenses	242,512,606	14,648,994	212,430,180	19,784,207	3,954,490	395,698	(8,700,963)
Interest expense	39,311,943	38,152,316	392,450	-	1,961,356	-	(1,194,179)
Taxes, licenses & fees	58,002,254	867,522	55,196,080	2,144,949	(241,964)	35,667	-
Incr deferred acq expenses	(26,742,397)	-	(12,504,697)	(14,237,700)	-	-	-
Other expenses	12,097,965	-	12,097,857	108	-	-	-
Total expenses	$2,398,562,961	$53,668,832	$2,225,391,028	$124,945,331	$5,673,882	$431,365	$(11,547,477)

Income before income taxes	$1,157,044,311	$435,256,283	$631,369,667	$84,124,131	$2,156,457	$1,487,279	$2,650,494

Provision for income taxes:
Current operating income	$118,760,218	$(3,584,929)	$115,636,895	$5,319,857	$909,580	$478,815	$-
Capital gains/losses	244,892,142	152,440,557	77,515,165	14,931,529	-	4,891	-
Deferred	(6,393,609)	(5,488,385)	(11,476,491)	9,777,623	(142,061)	8,032	927,673
Total income tax	$357,258,751	$143,367,243	$181,675,569	$30,029,009	$767,519	$491,738	$927,673

Net income - current year	$799,785,560	$291,889,040	$449,694,098	$54,095,122	$1,388,938	$995,541	$1,722,821

Net income - prior year	$419,298,094	$27,733,445	$354,886,734	$31,469,807	$2,651,223	$908,027	$1,648,858

Change in net income	90.7%	952.5%	26.7%	71.9%	-47.6%	9.6%

2007 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$820,957,046	$-	$820,959,014	$-	$-	$-	$(1,968)
Life	42,395,592	-	-	42,395,592	-	-	-
Accident health	1,776,832	-	-	1,776,832	-	-	-
Premiums ceded	(54,453,334)	-	(44,158,148)	(10,295,186)	-	-	-
Total earned premium	810,676,136	-	776,800,866	33,877,238	-	-	(1,968)
Investment income	152,051,554	25,316,172	98,273,334	28,515,819	133,533	70,993	(258,297)
Realized gain on investments	15,713,227	20,526,362	(4,836,462)	(117,732)	311,590	(1,959)	(168,572)
Other income	3,339,995	2,538,145	(340,240)	1,141,955	2,242,708	616,626	(2,859,199)
Total revenues	$981,780,912	$48,380,679	$869,897,498	$63,417,280	$2,687,831	$685,660	$(3,288,036)

Benefits & expenses:
Losses & policy benefits	$585,951,416	$-	$540,738,841	$45,763,373	$-	$-	$(550,798)
Reinsurance recoveries	(26,400,951)	-	(16,893,445)	(9,507,506)	-	-	-
Commissions	136,051,089	(47,500)	127,709,961	8,388,628	-	-	-
Other operating expenses	88,009,132	4,354,758	77,437,505	7,831,539	1,170,270	177,331	(2,962,271)
Interest expense	12,726,648	12,080,695	-	-	708,486	-	(62,533)
Taxes, licenses & fees	17,904,979	306,756	16,645,686	930,560	5,727	16,250	-
Incr deferred acq expenses	5,679,866	-	8,082,224	(2,402,358)	-	-	-
Other expenses	2,090,041	-	2,090,041	-	-	-	-
Total expenses	$822,012,220	$16,694,709	$755,810,813	$51,004,236	$1,884,483	$193,581	$(3,575,602)

Income before income taxes	$159,768,692	$31,685,970	$114,086,685	$12,413,044	$803,348	$492,079	$287,566

Provision for income taxes:
Current operating income	$26,303,009	$(5,798,618)	$30,444,664	$1,076,018	$360,983	$160,962	$59,000
Capital gains/losses	5,992,647	7,554,227	(1,583,658)	(22,206)	109,057	(5,773)	(59,000)
Deferred	3,644,481	3,569,415	(3,000,557)	3,171,530	(201,383)	4,827	100,649
Total income tax	$35,940,137	$5,325,024	$25,860,449	$4,225,342	$268,657	$160,016	$100,649

Net income - current year	$123,828,555	$26,360,946	$88,226,236	$8,187,702	$534,691	$332,063	$186,917

Net income - prior year	$115,312,108	$9,915,441	$95,560,597	$8,698,927	$327,922	$346,618	$462,603

Change in net income	7.4%	165.9%	-7.7%	-5.9%	63.1%	-4.2%

2007 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$832,224,817	$-	$832,230,217	$-	$-	$-	$(5,400)
Life	36,294,277	-	-	36,294,277	-	-	-
Accident health	1,709,173	-	-	1,709,173	-	-	-
Premiums ceded	(51,268,668)	-	(40,812,821)	(10,455,847)	-	-	-
Total earned premium	818,959,599	-	791,417,396	27,547,603	-	-	(5,400)
Investment income	143,775,266	24,507,149	92,191,499	27,213,672	46,800	55,452	(239,306)
Realized gain on investments	(172,581)	(2,726,812)	2,792,195	(256,745)	(541,501)	4,410	555,872
Other income	4,404,807	2,537,505	761,677	755,639	2,742,563	600,330	(2,992,907)
Total revenues	$966,967,091	$24,317,842	$887,162,767	$55,260,169	$2,247,862	$660,192	$(2,681,741)

Benefits & expenses:
Losses & policy benefits	$578,846,827	$-	$536,647,193	$42,750,492	$-	$-	$(550,858)
Reinsurance recoveries	(30,315,757)	-	(20,587,535)	(9,728,222)	-	-	-
Commissions	155,791,819	-	147,356,940	8,434,879	-	-	-
Other operating expenses	83,215,761	5,263,781	72,719,732	6,877,898	1,067,271	129,658	(2,842,579)
Interest expense	13,349,408	12,615,175	-	-	734,233	-	-
Taxes, licenses & fees	19,382,353	371,758	18,568,187	394,060	36,459	11,889	-
Incr deferred acq expenses	(4,798,857)	-	1,745,550	(6,544,407)	-	-	-
Other expenses	3,789,307	-	3,789,308	(1)	-	-	-
Total expenses	$819,260,861	$18,250,714	$760,239,375	$42,184,699	$1,837,963	$141,547	$(3,393,437)

Income before income taxes	$147,706,230	$6,067,128	$126,923,392	$13,075,470	$409,899	$518,645	$711,696

Provision for income taxes:
Current operating income	$23,097,936	$(1,882,887)	$24,605,468	$(33,442)	$243,709	$165,088	$-
Capital gains/losses	(89,966)	(1,672,581)	1,553,933	27,139	-	1,543	-
Deferred	9,386,153	(292,846)	5,203,394	4,382,846	(161,732)	5,397	249,094
Total income tax	$32,394,123	$(3,848,314)	$31,362,795	$4,376,543	$81,977	$172,028	$249,094

Net income - current year	$115,312,107	$9,915,442	$95,560,597	$8,698,927	$327,922	$346,617	$462,602

Net income - prior year	$117,145,356	$11,567,302	$95,574,518	$8,114,811	$1,085,652	$270,355	$532,718

Change in net income	-1.6%	-14.3%	0.0%	7.2%	-69.8%	28.2%

2007 Third-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	September 30,	December 31,
	2007	2006
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2007—$5,905; 2006—$5,739)	$5,939	$5,805
Equity securities, at fair value (cost: 2007—$3,006; 2006—$2,621)	7,225	7,799
Short-term investments, at fair value (amortized cost: 2007—$37; 2006—$95)	37	95
Other invested assets	67	60
Total investments	13,268	13,759

Cash and cash equivalents	183	202
Securities lending collateral	768	-
Investment income receivable	123	121
Finance receivable	97	108
Premiums receivable	1,161	1,128
Reinsurance receivable	745	683
Prepaid reinsurance premiums	12	13
Deferred policy acquisition costs	471	453
Property and equipment, net, for company use (accumulated depreciation: 2007—$281; 2006—$261)	227	193
Other assets	46	58
Separate accounts	521	504
Total assets	$17,622	$17,222

Liabilities
Insurance reserves
Losses and loss expense	$4,031	$3,896
Life policy reserves	1,459	1,409
Unearned premiums	1,619	1,579
Securities lending payable	768	-
Other liabilities	539	533
Deferred income tax	1,287	1,653
Notes payable	69	49
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	521	504
Total liabilities	11,084	10,414

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2007-500 million shares, 2006- 500 million shares; issued: 2007-196 million shares, 2006-196 million shares	392	391
Paid-in capital	1,041	1,015
Retained earnings	3,277	2,786
Accumulated other comprehensive income	2,735	3,379
Treasury stock at cost (2007—26 million shares, 2006—23 million shares)	(907)	(763)
Total shareholders' equity	6,538	6,808
Total liabilities and shareholders' equity	$17,622	$17,222

2007 Third-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net income		$124	$351	$194	$130	$115	$132	$552	$545	$684	$669	$800		$930
Net realized investment gains and losses		10	187	41	8	-	6	421	228	426	238	427		434
Operating income		114	164	153	122	115	126	131	317	258	431	373		496
Less catastrophe losses		(9)	(7)	(2)	(29)	(18)	(41)	(26)	(9)	(67)	(18)	(85)		(113)
Operating income before catastrophe losses		$123	$171	$155	$151	$133	$167	$157	$326	$325	$449	$458		$609

Diluted per share data
Net income		$0.72	$2.02	$1.11	$0.75	$0.66	$0.76	$3.13	$3.13	$3.90	$3.86	$4.56		$5.30
Net realized investment gains and losses		0.06	1.08	0.23	0.05	-	0.04	2.39	1.31	2.43	1.37	2.43		2.48
Operating income		0.66	0.94	0.88	0.70	0.66	0.72	0.74	1.82	1.47	2.49	2.13		2.82
Less catastrophe losses		(0.05)	(0.04)	(0.01)	(0.16)	(0.10)	(0.24)	(0.14)	(0.05)	(0.38)	(0.10)	(0.48)		(0.65)
Operating income before catastrophe losses		$0.71	$0.98	$0.89	$0.86	$0.76	$0.96	$0.88	$1.87	$1.85	$2.59	$2.61		$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Third-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for nine months ended September 30, 2007
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,466	35.3%	$92
The Procter & Gamble Company	206	529	7.6	8
Exxon Mobil Corporation	58	478	6.9	6
AllianceBernstein Holding L.P.	113	345	4.9	12
U.S. Bancorp	263	333	4.8	11
PNC Financial Services Group, Inc.	62	320	4.6	9
Johnson & Johnson	218	263	3.8	5
National City Corporation	171	246	3.5	12
Wells Fargo & Company	107	204	2.9	5
Wyeth	62	197	2.8	3
Huntington Bancshares Inc	168	152	2.2	2
Piedmont Natural Gas Company, Inc.	64	142	2.0	4
Wachovia Corp	150	139	2.0	4
General Electric Co.	106	130	1.9	2
Chevron Corporation	56	124	1.8	2
All other common stock holdings	661	908	13.0	25
Total	$2,748	$6,976	100.0%	$202

2007 Third-Quarter Supplement

Fifth Third Bancorp Holding
Proforma – September 30, 2007

(In millions except market price data)	Pro-forma		Reported	Reported
	At September 30,		At September 30,	At December 31,
	2007		2007	2006
Shares held	67		73	73

Closing market price of Fifth Third	$29.90	(1)	$33.88	$40.93
Book value of holding	185		283	283
Fair value of holding	2,012		2,466	2,979
After-tax unrealized gain	1,187		1,419	1,752

Market value as a percent of total equity investments	29.7%	(2)	34.1%	38.2%
Market value as a percent of invested assets	15.7	(2)	18.6	21.7
Market value as a percent of total shareholders' equity	30.8	(3)	37.7	43.8
After-tax unrealized gain as a percent of total shareholders' equity	18.2	(3)	21.7	25.7

(1) Fifth Third closing price on October 22, 2007.
(2) Total equity investments and invested assets updated for Fifth Third share sale and market value as of October 22, 2007.
(3) Total shareholders' equity not updated for Fifth Third share sale and market value as of October 22, 2007.

Post-transaction, every $1.00 change in the market price of Fifth Third has approximately a 26 cent impact on our book value per share.

2007 Third-Quarter Supplement

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)		$9,586	$9,850	$9,837	$9,882	$9,393	$8,987	$9,261
Fixed Maturities - Pretax Net Unrealized Gain (Loss)		23	(30)	44	47	51	(55)	2
Equities - Pretax Net Unrealized Gain (Loss)		2,657	2,917	3,017	3,166	2,859	2,621	2,758
Loss and Loss Expense Reserves - STAT		3,461	3,374	3,373	3,356	3,314	3,237	3,169
Surplus - STAT		4,782	4,937	4,741	4,750	4,607	4,342	4,334

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)		$1,935	$1,893	$1,922	$1,913	$1,893	$1,803	$1,808
Fixed Maturities - Pretax Net Unrealized Gain (Loss)		4	(4)	20	15	17	(17)	6
Equities - Pretax Net Unrealized Gain (Loss)		225	254	305	307	271	238	256
Retained Earnings - GAAP		724	730	739	719	688	652	666
Surplus - STAT		485	491	483	479	461	459	470

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)	$8,947	$8,833	$8,802	$8,710	$8,806	$8,523	$6,599	$6,882
Fixed Maturities - Pretax Net Unrealized Gain (Loss)	50	86	152	99	188	158	84	190
Equities - Pretax Net Unrealized Gain (Loss)	2,803	2,807	2,903	2,931	3,135	1,746	1,740	1,924
Loss and Loss Expense Reserves - STAT	3,111	3,150	3,065	3,031	2,977	3,036	2,952	2,901
Surplus - STAT	4,220	4,224	4,180	4,065	4,196	4,037	2,871	2,791

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)	$1,788	$1,797	$1,748	$1,688	$1,637	$1,695	$1,637	$1,652
Fixed Maturities - Pretax Net Unrealized Gain (Loss)	31	45	70	53	82	76	49	94
Equities - Pretax Net Unrealized Gain (Loss)	266	274	275	257	274	261	252	266
Retained Earnings - GAAP	651	348	655	622	639	612	584	610
Surplus - STAT	451	447	447	440	439	409	401	395

2007 Third-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$820,959,014	$832,230,217	$(11,271,203)	(1.35)	$2,478,188,351	$2,476,130,642	$2,057,709	0.08
Life	-	-	-	-	-	-	-	-
Accident health	-	-	-	-	-	-	-	-
Premiums ceded	(44,158,148)	(40,812,821)	(3,345,327)	8.20	(130,356,727)	(114,086,242)	(16,270,485)	14.26
Total premiums earned	776,800,866	791,417,396	(14,616,530)	(1.85)	2,347,831,624	2,362,044,400	(14,212,776)	(0.60)
Investment income	98,273,334	92,191,499	6,081,835	6.60	291,738,759	273,650,490	18,088,269	6.61
Realized gain on investments	(4,836,462)	2,792,195	(7,628,657)	(273.21)	202,374,057	218,522,618	(16,148,561)	(7.39)
Other income	(340,240)	761,677	(1,101,917)	(144.67)	3,310,897	2,543,187	767,710	30.19
Total revenues	$869,897,498	$887,162,767	$(17,265,269)	(1.95)	$2,845,255,337	$2,856,760,695	$(11,505,358)	(0.40)

Benefits & expenses:
Losses & policy benefits	$540,738,841	$536,647,193	$4,091,648	0.76	$1,523,262,450	$1,577,665,678	$(54,403,228)	(3.45)
Reinsurance recoveries	(16,893,445)	(20,587,535)	3,694,090	(17.94)	(86,370,570)	(71,961,815)	(14,408,755)	20.02
Commissions	127,709,961	147,356,940	(19,646,979)	(13.33)	439,509,545	452,075,295	(12,565,750)	(2.78)
Other operating expenses	77,437,505	72,719,732	4,717,773	6.49	225,330,196	212,430,180	12,900,016	6.07
Interest expense	-	-	-	-	-	392,450	(392,450)	-
Taxes, licenses & fees	16,645,686	18,568,187	(1,922,501)	(10.35)	52,977,986	55,196,080	(2,218,094)	(4.02)
Incr deferred acq expense	8,082,224	1,745,550	6,336,674	363.02	(8,282,870)	(12,504,697)	4,221,827	(33.76)
Other expenses	2,090,041	3,789,308	(1,699,267)	(44.84)	9,039,973	12,097,857	(3,057,884)	(25.28)
Total expenses	$755,810,813	$760,239,375	$(4,428,562)	(0.58)	$2,155,466,710	$2,225,391,028	$(69,924,318)	(3.14)
Income before income taxes	$114,086,685	$126,923,392	$(12,836,707)	(10.11)	$689,788,627	$631,369,667	$58,418,960	9.25

Provision for income taxes:
Current operating income	$30,444,664	$24,605,468	$5,839,196	23.73	$136,806,227	$115,636,895	$21,169,332	18.31
Current realized investments gains and losses	(1,583,658)	1,553,933	(3,137,591)	(201.91)	71,840,023	77,515,165	(5,675,142)	(7.32)
Deferred	(3,000,557)	5,203,394	(8,203,951)	(157.67)	(14,712,193)	(11,476,491)	(3,235,702)	28.19
Total income taxes	$25,860,449	$31,362,795	$(5,502,346)	(17.54)	$193,934,057	$181,675,569	$12,258,488	6.75

Net income	$88,226,236	$95,560,597	$(7,334,361)	(7.68)	$495,854,570	$449,694,098	$46,160,472	10.26

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
Underwriting income
Net premiums written	$736,354,821	$779,850,450	(5.58)	$2,392,327,271	$2,422,859,784	(1.26)
Unearned premiums increase	(40,446,047)	(11,566,946)	249.67	44,495,646	60,815,381	(26.83)
Earned premiums	776,800,868	791,417,397	(1.85)	2,347,831,625	2,362,044,403	(0.60)

Losses incurred	$431,727,371	$433,550,671	(0.42)	$1,166,347,214	$1,261,577,990	(7.55)
Allocated loss expenses incurred	44,377,048	39,943,837	11.10	133,163,852	111,441,487	19.49
Unallocated loss expenses incurred	47,740,977	42,565,137	12.16	137,380,815	132,684,385	3.54
Other underwriting expenses incurred	227,469,464	240,710,680	(5.50)	711,845,483	701,823,238	1.43
Workers compensation dividend incurred	2,649,865	2,457,033	7.85	8,052,312	12,207,419	(34.04)

Total underwriting deductions	$753,964,725	$759,227,358	(0.69)	$2,156,789,676	$2,219,734,519	(2.84)
Net underwriting gain (loss)	$22,836,143	$32,190,038	(29.06)	$191,041,949	142,309,885	34.24

Investment income
Gross investment income earned	$100,579,844	$93,222,475	7.89	$296,592,934	$277,045,152	7.06
Net investment income earned	97,939,533	92,191,500	6.23	291,447,565	273,650,490	6.50
Net realized capital gains	959,585	778,019	23.34	135,356,272	141,848,878	(4.58)
Net investment gains (excl. subs)	$98,899,118	$92,969,519	6.38	$426,803,837	$415,499,368	2.72
Dividend from subsidiary	-	14,000,000	-	-	14,000,000	-
Net investment gains	$98,899,118	$106,969,519	(7.54)	$426,803,837	$429,499,368	(0.63)

Other income	$(514,171)	$424,108	(221.24)	$2,794,180	$1,869,864	49.43

Net income before federal income taxes	$121,221,090	$139,583,665	(13.16)	$620,639,966	$573,679,116	8.19
Federal and foreign income taxes incurred	$26,567,206	$23,941,392	10.97	$131,380,364	$113,163,358	16.10
Net income (statutory)	$94,653,884	$115,642,273	(18.15)	$459,259,602	$460,515,758	6.24
* Statutory data prepared in accordance with statutory accounting rules as defined by the National
Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 24 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written		$736	$810	$846	$755	$780	$814	$829	$1,656	$1,643	$2,392	$2,423		$3,178
Net premiums earned		$777	$787	$785	$802	$791	$793	$778	$1,571	$1,571	$2,348	$2,362		$3,164

Losses paid		$363	$379	$365	$375	$366	$379	$345	$744	$727	$1,107	$1,094		$1,469
Loss reserve change		69	(15)	6	4	66	60	42	(9)	101	60	168		172
Total losses incurred		$432	$364	$371	$379	$432	$439	$387	$735	$828	$1,167	$1,262		$1,641
Allocated loss expense paid		29	34	31	37	33	31	28	65	59	94	91		127
Allocated loss expense reserve change		15	16	8	35	8	7	6	24	13	39	20		56
Total allocated loss expense incurred		$44	$50	$39	$72	$41	$38	$34	$89	$72	$133	$111		$183
Unallocated loss expense paid		44	41	46	49	39	39	40	86	78	131	117		167
Unallocated loss expense reserve change		4	1	2	2	4	3	10	3	12	6	15		17
Total unallocated loss expense incurred		$48	$42	$48	$51	$43	$42	$50	$89	$90	$137	$132		$184
Underwriting expenses incurred		230	242	248	251	243	232	240	490	471	720	715		965
Underwriting profit (loss)		$23	$89	$79	$49	$32	$42	$67	$168	$110	$191	$142		$191

Loss Detail
Losses $1 million or more		$80	$43	$50	$63	$60	$46	$32	$93	$79	$173	$139		$203
Losses $250 thousand to $1 million		47	46	48	43	49	48	38	92	86	140	135		178
Development and case reserve increases of $250,000 or more		51	49	53	64	49	52	49	102	102	152	151		215
Large losses subtotal		$178	$138	$151	$170	$158	$146	$119	$287	$267	$465	$425		$596
IBNR incurred		-	7	7	(57)	11	(5)	6	15	1	15	11		(47)
Catastrophe losses incurred		13	11	3	44	27	64	39	15	103	28	131		175
Remaining incurred		241	208	210	222	237	234	223	418	457	658	695		917
Total losses incurred		$432	$364	$371	$379	$433	$439	$387	$735	$828	$1,166	$1,262		$1,641

Ratio Data
Loss ratio		55.6%	46.3%	47.2%	47.2%	54.8%	55.4%	49.9%	46.8%	52.7%	49.7%	53.4%		51.9%
Allocated loss expense ratio		5.7	6.3	5.0	9.0	5.0	4.8	4.3	5.7	4.6	5.7	4.7		5.8
Unallocated loss expense ratio		6.1	5.3	6.1	6.4	5.4	5.1	6.4	5.7	5.7	5.8	5.6		5.8
Net underwriting expense ratio		31.3	29.8	29.4	33.3	31.2	28.4	29.0	29.5	28.7	30.1	29.5		30.4
Statutory combined ratio		98.7%	87.7%	87.7%	95.9%	96.4%	93.7%	89.6%	87.7%	91.7%	91.3%	93.2%		93.9%
Statutory combined ratio excluding catastrophes		97.0%	86.3%	87.3%	90.4%	92.9%	85.7%	84.6%	86.8%	85.2%	90.1%	87.7%		88.4%

Loss Ratio
Losses $1 million or more		10.4%	5.4%	6.4%	7.9%	7.6%	6.0%	4.2%	5.9%	5.1%	7.4%	5.9%		6.4%
Losses $250 thousand to $1 million		6.1	5.8	6.0	5.3	6.2	6.0	4.9	5.9	5.5	6.0	5.7		5.6
Development and case reserve increases of $250,000 or more		6.4	6.2	6.8	8.0	6.3	7.4	6.3	6.5	6.9	6.4	6.4		6.8
Large losses subtotal		22.9%	17.4%	19.2%	21.2%	20.1%	19.4%	15.4%	18.3%	17.5%	19.8%	18.0%		18.8%
IBNR incurred		-	0.9	1.0	(7.2)	1.3	1.3	0.8	0.9	1.1	0.6	0.5		(1.4)
Total catastrophe losses incurred		1.7	1.4	0.4	5.5	3.5	8.0	5.0	0.9	6.5	1.2	5.5		5.5
Remaining incurred		31.0	26.6	26.6	27.7	29.9	26.7	28.7	26.7	27.6	28.1	29.4		29.0
Total loss ratio		55.6%	46.3%	47.2%	47.2%	54.8%	55.4%	49.9%	46.8%	52.7%	49.7%	53.4%		51.9%

Loss Claim Count
Losses $1 million or more		38	26	28	33	32	26	14	54	40	92	72		105
Losses $250 thousand to $1 million		111	104	108	97	103	88	95	212	183	323	286		383
Development and case reserve increases of $250,000 or more		93	82	93	94	104	85	85	175	170	268	274		368
Large losses total		242	212	229	224	239	199	194	441	393	683	632		856

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*NM - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written		$544	$613	$693	$589	$582	$603	$668	$1,306	$1,271	$1,851	$1,853		$2,442
Net premiums earned		$600	$607	$604	$619	$602	$599	$582	$1,210	$1,181	$1,810	$1,783		$2,402

Losses paid		$253	$270	$260	$256	$247	$251	$233	$530	$485	$783	$732		$988
Loss reserve change		66	(12)	23	5	63	53	53	11	105	77	169		174
Total losses incurred		$319	$258	$283	$261	$310	$304	$286	$541	$590	$860	$901		$1,162
Allocated loss expense paid		26	30	28	33	30	28	24	58	52	84	81		114
Allocated loss expense reserve change		16	16	8	37	7	6	5	24	12	40	19		56
Total allocated loss expense incurred		$42	$46	$36	$70	$37	$34	$29	$82	$64	$124	$100		$170
Unallocated loss expense paid		31	30	32	34	27	27	28	62	54	93	81		116
Unallocated loss expense reserve change		4	1	3	3	3	3	10	4	13	8	15		18
Total unallocated loss expense incurred		$35	$31	$35	$37	$30	$30	$38	$66	$67	$101	$96		$134
Underwriting expenses incurred		170	179	193	194	185	172	179	372	349	542	536		727
Underwriting profit (loss)		$34	$93	$57	$57	$40	$59	$50	$149	$111	$183	$150		$209

Loss Detail
Losses $1 million or more		$72	$36	$45	$59	$51	$40	$30	$81	$70	$153	$121		$180
Losses $250 thousand to $1 million		37	34	38	35	37	39	28	71	67	108	104		139
Development and case reserve increases of $250,000 or more		46	46	49	58	45	45	44	95	90	141	135		193
Large losses subtotal		$155	$116	$132	$152	$133	$124	$102	$247	$227	$402	$360		$512
IBNR incurred		-	6	7	(45)	10	(6)	6	14	-	14	10		(36)
Catastrophe losses incurred		1	5	10	11	14	34	29	16	63	17	77		89
Remaining incurred		163	131	134	143	153	152	149	264	300	427	454		597
Total losses incurred		$319	$258	$283	$261	$310	$304	$286	$541	$590	$860	$901		$1,162

Ratio Data
Loss ratio		53.2%	42.6%	46.8%	42.2%	51.5%	50.7%	49.2%	44.7%	50.0%	47.5%	50.5%		48.4%
Allocated loss expense ratio		7.0	7.6	5.9	11.3	6.0	5.7	5.1	6.8	5.4	6.8	5.6		7.1
Unallocated loss expense ratio		5.8	5.1	6.0	6.0	5.0	4.9	6.5	5.5	5.7	5.6	5.4		5.5
Net underwriting expense ratio		31.3	29.1	27.8	32.9	31.6	28.3	26.7	28.4	27.5	29.3	28.8		29.8
Statutory combined ratio		97.3%	84.4%	86.5%	92.4%	94.1%	89.6%	87.5%	85.4%	88.6%	89.2%	90.3%		90.8%
Statutory combined ratio excluding catastrophes		97.1%	83.6%	84.7%	90.5%	91.8%	84.0%	82.4%	84.1%	83.3%	88.3%	86.0%		87.1%

Loss Ratio
Losses $1 million or more		12.0%	5.9%	7.4%	9.6%	8.5%	6.6%	5.2%	6.7%	5.9%	8.4%	6.8%		7.5%
Losses $250 thousand to $1 million		6.2	5.6	6.2	5.6	6.1	6.5	4.8	5.9	5.7	6.0	5.8		5.8
Development and case reserve increases of $250,000 or more		7.6	7.6	8.2	9.4	7.5	7.6	7.6	7.9	7.6	7.8	7.6		8.0
Large losses subtotal		25.8%	19.1%	21.8%	24.6%	22.1%	20.7%	17.6%	20.5%	19.2%	22.2%	20.2%		21.3%
IBNR incurred		-	1.0	1.2	(7.3)	1.7	(1.0)	1.0	1.1	-	0.8	0.6		(1.5)
Total catastrophe losses incurred		0.2	0.8	1.8	1.9	2.3	5.6	5.1	1.3	5.3	0.9	4.3		3.7
Remaining incurred		27.2	21.7	22.0	23.0	25.4	25.4	25.5	21.8	25.5	23.6	25.4		24.9
Total loss ratio		53.2%	42.6%	46.8%	42.2%	51.5%	50.7%	49.2%	44.7%	50.0%	47.5%	50.5%		48.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*NM - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written		$192	$197	$153	$166	$198	$211	$161	$350	$372	$541	$570		$736
Net premiums earned		$177	$180	$181	$183	$189	$194	$196	$361	$390	$538	$579		$762

Losses paid		$110	$109	$105	$119	$119	$128	$112	$214	$242	$324	$362		$481
Loss reserve change		3	(3)	(17)	(1)	3	7	(11)	(20)	(4)	(17)	(1)		(2)
Total losses incurred		$113	$106	$88	$118	$122	$135	$101	$194	$238	$307	$361		$479
Allocated loss expense paid		3	4	3	4	3	3	4	7	7	10	10		13
Allocated loss expense reserve change		(1)		-	(2)	1	1	1	-	1	(1)	1		-
Total allocated loss expense incurred		$2	$4	$3	$2	$4	$4	$5	$7	$8	$9	$11		$13
Unallocated loss expense paid		13	11	14	15	12	12	12	24	24	38	36		51
Unallocated loss expense reserve change		-	-	(1)	(1)	1	-	-	(1)	(1)	(2)	-		(1)
Total unallocated loss expense incurred		$13	$11	$13	$14	$13	$12	$12	$23	$23	$36	$36		$50
Underwriting expenses incurred		60	63	55	57	58	60	61	118	122	178	179		238
Underwriting profit (loss)		$(11)	$(4)	$22	$(8)	$(8)	$(17)	$17	$19	$(1)	$8	$(8)		$(18)

Loss Detail
Losses $1 million or more		$8	$7	$5	$4	$9	$6	$2	$12	$9	$21	$18		$23
Losses $250 thousand to $1 million		10	12	10	8	12	9	10	21	19	31	31		39
Development and case reserve increases of $250,000 or more		5	3	4	6	4	7	5	7	12	12	16		22
Large losses subtotal		$23	$22	$19	$18	$25	$22	$17	$40	$40	$64	$65		$84
IBNR incurred		-	1	-	(12)	1	1	-	1	1	1	1		(11)
Catastrophe losses incurred		12	6	(7)	33	13	30	10	(1)	40	11	54		86
Remaining incurred		78	77	76	79	84	82	74	154	157	231	241		320
Total losses incurred		$113	$106	$88	$118	$123	$135	$101	$194	$238	$307	$361		$479

Ratio Data
Loss ratio		63.8%	58.7%	48.9%	64.4%	65.1%	70.0%	52.2%	53.8%	61.1%	57.1%	62.4%		62.9%
Allocated loss expense ratio		1.4	1.9	1.8	1.2	1.9	2.1	1.7	1.9	1.9	1.7	2.0		1.7
Unallocated loss expense ratio		7.3	6.2	6.6	7.8	6.6	5.8	6.2	6.4	6.0	6.7	6.1		6.6
Net underwriting expense ratio		31.1	31.8	36.2	34.3	30.4	28.5	38.0	33.7	32.6	32.8	31.8		32.4
Statutory combined ratio		103.6%	98.6%	93.5%	107.7%	104.0%	106.4%	98.1%	95.8%	101.6%	98.3%	102.3%		103.6%
Statutory combined ratio excluding catastrophes		96.6%	95.1%	97.6%	89.8%	96.9%	90.8%	93.1%	96.1%	91.3%	96.2%	93.1%		92.3%

Loss Ratio
Losses $1 million or more		4.8%	3.8%	3.0%	2.2%	5.0%	3.5%	1.2%	3.4%	2.3%	3.8%	3.2%		3.0%
Losses $250 thousand to $1 million		5.7	6.5	5.4	4.5	6.4	4.4	5.3	5.9	4.9	5.8	5.4		5.2
Development and case reserve increases of $250,000 or more		2.7	1.5	2.2	3.4	2.1	3.5	2.7	1.8	3.1	2.2	2.8		2.9
Large losses subtotal		13.2%	11.8%	10.6%	10.1%	13.5%	11.4%	9.2%	11.1%	10.3%	11.8%	11.4%		11.1%
IBNR incurred		-	0.4	-	(6.8)	0.1	0.7	-	0.2	0.3	0.1	0.3		(1.5)
Total catastrophe losses incurred		7.0	3.5	(4.1)	17.9	7.1	15.6	5.0	(0.3)	10.3	2.1	9.2		11.3
Remaining incurred		43.6	43.0	42.4	43.2	44.4	42.3	38.0	42.8	40.2	43.1	41.5		42.0
Total loss ratio		63.8%	58.7%	48.9%	64.4%	65.1%	70.0%	52.2%	53.8%	61.1%	57.1%	62.4%		62.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*NM - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2007
(Dollars in millions)
											9/30/2007	9/30/2006	Commercial	Personal	Total
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%	%	%

AL	$15.8	$12.0	$6.3	$1.0	$5.2	$1.4	$0.4	$11.9	$17.1	$3.6	$74.7	$69.4	12.3	2.4	7.7
AZ	10.1	4.7	7.2	0.3	0.8	0.6	0.3	0.0	0.1	0.1	24.3	23.1	5.3	9.7	5.3
AR	7.8	7.1	4.6	3.8	2.9	1.1	0.3	2.0	2.3	0.6	32.4	34.8	(7.6)	(3.6)	(7.0)
DE	0.8	0.5	0.5	1.5	0.1	0.0	0.0	0.0	0.0	0.0	3.4	2.5	37.5	232.2	34.5
FL	28.7	19.5	10.2	1.5	2.4	1.8	0.7	9.6	19.0	2.8	96.2	91.5	1.8	12.6	5.1
GA	21.9	15.6	15.4	10.1	5.4	5.2	0.6	24.0	19.8	5.3	123.2	120.3	5.6	(2.0)	2.4
ID	7.1	3.0	3.7	0.0	0.7	0.7	0.2	0.0	0.0	0.0	15.5	13.0	19.9	(111.4)	19.8
IL	60.8	35.6	23.8	42.7	10.0	6.2	2.2	18.4	14.4	4.8	218.8	230.3	(5.0)	(5.1)	(5.0)
IN	39.8	29.8	19.8	23.6	6.0	5.7	1.8	20.6	19.4	5.0	171.6	179.2	(3.2)	(7.2)	(4.2)
IA	16.8	11.3	7.1	18.4	3.5	2.2	1.1	3.4	3.3	1.4	68.5	69.4	(0.6)	(5.8)	(1.3)
KS	6.4	6.3	3.5	5.9	2.5	1.1	0.3	3.7	4.8	1.0	35.6	33.9	9.8	(5.9)	5.1
KY	17.2	15.4	10.7	3.1	3.8	2.1	0.7	14.7	11.4	3.0	82.1	80.3	5.7	(3.5)	2.2
MD	11.0	4.7	7.5	9.6	0.8	1.4	0.3	0.0	1.0	0.4	36.6	35.2	3.9	3.7	3.9
MI	28.8	18.2	12.3	13.8	9.4	4.2	1.2	10.0	11.8	2.4	112.1	125.5	(11.1)	(9.4)	(10.7)
MN	20.5	13.1	8.1	6.7	3.0	1.8	0.8	5.0	4.2	2.5	65.7	65.3	2.0	(4.7)	0.7
MO	21.8	15.2	9.4	14.9	4.0	1.7	0.9	2.1	3.2	0.7	73.9	69.7	8.2	(13.2)	6.1
MT	10.9	5.5	5.6	0.1	0.6	0.3	0.3	0.0	0.1	0.0	23.5	21.2	10.9	4.1	10.8
NE	5.4	4.1	2.6	6.0	1.1	0.8	0.3	0.8	0.9	0.3	22.1	24.1	(6.8)	(19.2)	(8.0)
NH	2.5	1.7	1.2	2.0	0.6	0.4	0.1	0.6	0.6	0.3	9.9	9.8	2.5	(7.5)	0.9
NY	25.9	5.9	8.0	2.1	1.1	2.8	0.4	0.0	0.0	0.0	46.1	38.7	19.3	3.8	19.3
NC	33.8	23.2	18.0	22.5	9.4	5.7	1.2	0.8	1.2	1.9	117.8	111.8	6.0	(8.8)	5.4
ND	3.8	2.8	2.0	0.0	0.6	0.5	0.2	0.4	0.4	0.1	10.9	9.8	15.1	(17.1)	11.2
OH	122.0	70.8	54.4	(0.4)	16.0	19.4	3.4	101.9	70.7	23.1	481.2	503.5	(3.8)	(5.3)	(4.4)
PA	37.6	22.3	22.6	42.0	7.5	4.6	1.3	6.2	5.0	2.6	151.6	151.1	0.2	1.8	0.3
SC	11.3	7.0	6.7	4.4	1.9	2.0	0.2	0.0	0.0	0.2	33.8	31.2	8.3	25.8	8.4
SD	3.4	2.4	1.8	3.6	0.3	0.4	0.2	0.0	0.0	0.0	12.1	11.8	3.3	(18.3)	3.2
TN	20.5	14.1	11.9	10.1	6.4	3.2	0.8	6.3	6.6	2.3	82.2	80.3	1.7	5.3	2.3
UT	8.5	3.0	3.9	0.0	0.3	1.3	0.2	0.0	0.0	0.0	17.4	13.2	31.3	22.5	31.2
VT	3.9	3.0	2.3	5.7	0.7	0.5	0.2	0.7	0.7	0.2	17.9	17.2	4.4	0.0	4.0
VA	26.0	19.4	17.6	19.1	3.7	3.9	0.8	7.8	6.3	2.2	106.9	110.1	(2.9)	(2.9)	(2.9)
WV	6.6	4.6	4.5	0.0	1.7	0.6	0.2	0.0	0.7	0.2	19.1	20.0	(4.4)	(6.2)	(4.5)
WI	23.4	14.3	9.7	20.2	3.5	1.7	1.3	7.3	5.8	2.5	89.7	93.9	(3.1)	(9.8)	(4.4)
All Other	4.5	3.4	2.6	3.7	0.1	1.0	0.2	0.0	0.2	0.0	15.6	14.6	7.1	6.7	7.1
Total	$665.3	$419.3	$325.4	$298.0	$116.0	$86.4	$23.3	$258.3	$231.0	$69.4	$2492.5	$2505.5	0.5	(3.7)	(0.5)
Other Direct	0.8	1.4	0.6	4.8	0.3	0.0	0.0	0.6	2.6	1.4	12.3	14.8	(25.7)	16.2	(16.8)
Total Direct	$666.1	$420.7	$326.1	$302.8	$116.3	$86.4	$23.3	$258.9	$233.6	$70.8	$2504.9	$2520.3	0.3	(3.7)	(0.6)

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Commercial casualty:
Written premiums		$179	$218	$245	$204	$196	$209	$228	$462	$437	$641	$634		$838
Earned premiums		205	209	209	219	207	208	197	418	405	623	613		831
Loss and loss expenses ratio		63.7%	54.6%	53.5%	58.8%	49.4%	51.8%	51.3%	54.2%	51.6%	57.4%	50.8%		53.0%
Less catastrophe loss ratio		-	-	-	-	-	-	-	-	-	-	-		-
Loss and loss expenses excluding catastrophe loss ratio		63.7%	54.6%	53.5%	58.8%	49.4%	51.8%	51.3%	54.2%	51.6%	57.4%	50.8%		53.0%

Commercial property:
Written premiums		$120	$125	$138	$124	$126	$122	$134	$263	$256	$383	$381		$505
Earned premiums		125	125	123	123	123	123	121	248	244	373	367		491
Loss and loss expenses ratio		61.5%	45.8%	53.6%	47.0%	54.9%	55.8%	72.6%	49.7%	64.2%	53.7%	61.0%		57.5%
Less catastrophe loss ratio		(1.4)	3.2	6.9	7.1	9.9	15.9	22.7	5.0	19.3	2.9	16.1		13.9
Loss and loss expenses excluding catastrophe loss ratio		62.9%	42.6%	46.7%	39.9%	45.0%	39.9%	49.9%	44.7%	44.9%	50.8%	44.9%		43.6%

Commercial auto:
Written premiums		$92	$112	$124	$105	$105	$115	$126	$236	$240	$329	$345		$450
Earned premiums		108	110	113	116	113	112	112	223	224	331	337		453
Loss and loss expenses ratio		66.9%	62.9%	64.6%	58.5%	72.8%	57.0%	57.7%	63.4%	57.4%	64.5%	62.5%		61.5%
Less catastrophe loss ratio		0.4	-	(0.2)	0.6	(0.5)	3.1	0.6	-	1.9	0.1	1.0		0.9
Loss and loss expenses excluding catastrophe loss ratio		66.5%	62.9%	64.8%	57.9%	73.3%	53.9%	57.1%	63.4%	55.5%	64.4%	61.5%		60.6%

Workers' compensation:
Written premiums		$84	$92	$113	$91	$85	$91	$111	$206	$203	$289	$288		$379
Earned premiums		94	95	92	95	93	90	88	187	178	280	271		366
Loss and loss expenses ratio		82.0%	66.8%	76.5%	89.3%	90.3%	83.1%	78.6%	71.5%	80.8%	75.0%	84.1%		85.4%
Less catastrophe loss ratio		-	-	-	-	-	-	-	-	-	-	-		-
Loss and loss expenses excluding catastrophe loss ratio		82.0%	66.8%	76.5%	89.3%	90.3%	83.1%	78.6%	71.5%	80.8%	75.0%	84.1%		85.4%

Specialty package:
Written premiums		$34	$36	$41	$35	$35	$34	$40	$77	$74	$110	$109		$144
Earned premiums		36	37	36	35	35	35	36	73	71	109	106		141
Loss and loss expenses ratio		76.7%	49.9%	69.6%	44.9%	74.2%	82.1%	64.3%	59.6%	73.1%	65.3%	73.5%		66.3%
Less Catastrophe loss ratio		6.2	2.6	7.0	5.8	7.1	29.2	3.6	4.7	16.2	5.2	13.3		11.4
Loss and loss expenses excluding catastrophe loss ratio		70.5%	47.3%	62.6%	39.1%	67.1%	52.9%	60.7%	54.9%	56.9%	60.1%	60.2%		54.9%

Surety and executive risk:
Written premiums		$28	$23	$25	$23	$28	$24	$22	$48	$46	$76	$74		$97
Earned premiums		25	24	24	24	24	24	21	47	45	73	69		93
Loss and loss expenses ratio		36.5%	49.3%	24.0%	36.3%	47.3%	89.6%	26.5%	36.7%	60.1%	36.7%	55.6%		50.7%
Less catastrophe loss ratio		-	-	-	-	-	-	-	-	-	-	-		-
Loss and loss expenses excluding catastrophe loss ratio		36.5%	49.3%	24.0%	36.3%	47.3%	89.6%	26.5%	36.7%	60.1%	36.7%	55.6%		50.7%

Machinery and equipment:
Written premiums		$7	$7	$7	$7	$7	$8	$7	$14	$15	$22	$22		$29
Earned premiums		7	7	7	7	7	7	7	14	14	21	20		27
Loss and loss expense ratio		34.7%	20.4%	28.2%	62.4%	45.2%	27.0%	32.2%	24.3%	29.6%	27.8%	34.8%		42.0%
Less catastrophe loss ratio		1.3	-	(1.6)	(0.5)	2.1	-	-	(0.8)	0.1	(0.1)	0.8		0.4
Loss and loss expense excluding catastrophe loss ratio		33.4%	20.4%	29.8%	62.9%	43.1%	27.0%	32.2%	25.1%	29.5%	27.9%	34.0%		41.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Personal auto:
Written premiums		$92	$93	$72	$79	$96	$104	$79	$164	$184	$256	$279		$359
Earned premiums		85	86	88	91	95	98	101	174	199	259	294		385
Loss and loss expenses ratio		67.7%	67.6%	66.5%	74.3%	60.6%	65.8%	60.1%	67.1%	62.9%	67.3%	62.2%		65.0%
Less catastrophe loss ratio		0.7	(0.3)	(2.3)	5.7	1.4	3.6	0.8	(1.3)	2.2	(0.6)	2.0		2.8
Loss and loss expenses excluding catastrophe loss ratio		67.0%	67.9%	68.8%	68.6%	59.2%	62.2%	59.3%	68.4%	60.7%	67.9%	60.2%		62.2%

Homeowner:
Written premiums		$77	$80	$61	$66	$79	$83	$62	$141	$144	$218	$224		$290
Earned premiums		70	72	71	70	72	74	73	143	146	214	219		289
Loss and loss expenses ratio		82.7%	66.9%	50.0%	80.8%	93.9%	93.1%	64.0%	58.5%	78.6%	66.5%	83.7%		83.0%
Less catastrophe loss ratio		15.6	8.3	(7.5)	36.0	15.0	33.1	11.1	0.4	22.1	5.4	19.8		23.7
Loss and loss expenses excluding catastrophe loss ratio		67.1%	58.6%	57.5%	44.8%	78.9%	60.0%	52.9%	58.1%	56.5%	61.1%	63.9%		59.3%

Other personal:
Written premiums		$23	$24	$20	$21	$23	$24	$20	$44	$44	$67	$67		$87
Earned premiums		22	22	22	22	22	22	22	43	45	65	66		88
Loss and loss expenses ratio		57.9%	62.8%	43.4%	45.6%	63.3%	80.9%	47.4%	53.1%	64.2%	54.7%	63.9%		59.4%
Less Catastrophe loss ratio		3.7	3.5	(0.1)	9.9	5.2	10.8	3.8	1.3	7.4	2.0	6.6		7.4
Loss and loss expenses excluding catastrophe loss ratio		54.2%	59.3%	43.5%	35.7%	58.1%	70.1%	43.6%	51.8%	56.8%	52.7%	57.3%		52.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Third-Quarter Supplement

Cincinnati Insurance Company
Quarterly Detailed Loss Analysis

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
All Lines
Loss and loss expenses:
Loss and loss expenses - current AY		$558	$484	$472	$539	$526	$468	$414	$956	$882	$1,515	$1,407		$1,947
Loss and loss expenses - prior AY's		(47)	(40)	(18)	(81)	(37)	(13)	18	(58)	5	(106)	(32)		(113)
Catastrophes - current AY		15	15	17	42	29	67	38	31	105	48	134		176
Catastrophes - prior AY's		(2)	(4)	(13)	2	(2)	(3)	1	(17)	(2)	(20)	(4)		(2)
Total		$524	$455	$458	$502	$516	$519	$471	$912	$990	$1,437	$1,505		$2,008
Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses - current AY		71.8%	61.6%	60.2%	67.2%	66.4%	59.1%	53.2%	60.9%	56.2%	64.5%	59.7%		61.6%
Loss and loss expenses - prior AY's		(6.1)	(5.1)	(2.3)	(10.1)	(4.7)	(1.7)	2.4	(3.7)	0.3	(4.5)	(1.3)		(3.6)
Catastrophes - current AY		2.0	1.9	2.1	5.2	3.7	8.5	4.9	2.0	6.7	2.0	5.7		5.6
Catastrophes - prior AY's		(0.3)	(0.5)	(1.7)	0.2	(0.2)	(0.5)	0.2	(1.1)	(0.2)	(0.9)	(0.2)		(0.1)
Total		67.4%	57.9%	58.3%	62.5%	65.2%	65.4%	60.7%	58.1%	63.0%	61.1%	63.9%		63.5%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses - current AY		$433	$370	$357	$421	$396	$349	$310	$727	$659	$1,159	$1,054		$1,476
Loss and loss expenses - prior AY's		(38)	(40)	(13)	(64)	(33)	(15)	14	(53)	(1)	(91)	(34)		(98)
Catastrophes - current AY		5	8	13	9	15	35	28	21	63	27	78		87
Catastrophes - prior AY's		(4)	(3)	(3)	2	(1)	(1)	1	(6)	-	(10)	(1)		1
Total		$396	$335	$354	$368	$377	$368	$353	$689	$721	$1,085	$1,097		$1,466
Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses - current AY		72.2%	60.9%	59.0%	68.1%	65.7%	58.3%	53.3%	60.0%	55.8%	64.0%	59.2%		61.4%
Loss and loss expenses - prior AY's		(6.4)	(6.5)	(2.1)	(10.3)	(5.5)	(2.5)	2.5	(4.3)	0.0	(5.0)	(1.9)		(4.1)
Catastrophes - current AY		0.9	1.4	2.2	1.5	2.5	5.9	4.8	1.8	5.4	1.6	4.4		3.6
Catastrophes - prior AY's		(0.7)	(0.5)	(0.4)	0.3	(0.2)	(0.4)	0.2	(0.5)	(0.1)	(0.6)	(0.1)		-
Total		66.0%	55.3%	58.7%	59.6%	62.5%	61.3%	60.8%	57.0%	61.1%	60.0%	61.6%		60.9%

Personal Lines
Loss and loss expenses:
Loss and loss expenses - current AY		$125	$114	$115	$118	$130	$119	$104	$229	$223	$356	$353		$471
Loss and loss expenses - prior AY's		(9)	-	(5)	(17)	(4)	2	4	(5)	6	(15)	2		(15)
Catastrophes - current AY		10	7	4	33	14	32	10	10	42	21	56		89
Catastrophes - prior AY's		2	(1)	(10)	-	(1)	(2)	-	(11)	(2)	(10)	(3)		(3)
Total		$128	$120	$104	$134	$139	$151	$118	$223	$269	$352	$408		$542
Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses - current AY		70.5%	63.3%	64.4%	64.9%	68.8%	61.5%	53.1%	63.8%	57.3%	66.1%	61.0%		61.9%
Loss and loss expenses - prior AY's		(5.1)	-	(3.0)	(9.4)	(2.2)	0.8	2.0	(1.5)	1.4	(2.8)	0.3		(2.0)
Catastrophes - current AY		5.9	3.8	2.0	18.2	7.4	16.4	5.1	2.9	10.7	3.9	9.7		11.7
Catastrophes - prior AY's		1.1	(0.3)	(6.1)	(0.3)	(0.3)	(0.8)	(0.1)	(3.2)	(0.4)	(1.8)	(0.5)		(0.4)
Total		72.4%	66.8%	57.3%	73.4%	73.7%	77.9%	60.1%	62.0%	69.0%	65.4%	70.5%		71.2%

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)		$779	$808	$811	$785	$787	$804	$796	$1,619	$1,600	$2,399	$2,387		$3,172
Written premium adjustment – statutory only		(43)	2	35	(30)	(7)	10	33	37	43	(6)	36		6
Reported written premiums (statutory)*		$736	$810	$846	$755	$780	$814	$829	$1,656	$1,643	$2,392	$2,423		$3,178
Unearned premiums change		41	(23)	(61)	47	11	(21)	(51)	(85)	(72)	(44)	(61)		(14)
Earned premiums		$777	$787	$785	$802	$791	$793	$778	$1,571	$1,571	$2,348	$2,362		$3,164

Statutory combined ratio
Statutory combined ratio		98.7%	87.7%	87.7%	95.9%	96.4%	93.7%	89.6%	87.7%	91.7%	91.3%	93.2%		93.9%
Less catastrophe losses		1.7	1.4	0.4	5.5	3.5	8.0	5.0	0.9	6.5	1.2	5.5		5.5
Statutory combined ratio excluding catastrophe losses		97.0%	86.3%	87.3%	90.4%	92.9%	85.7%	84.6%	86.8%	85.2%	90.1%	87.7%		88.4%

Commission expense ratio		18.1%	18.1%	18.0%	19.9%	19.3%	17.6%	18.2%	18.0%	17.9%	18.0%	18.3%		18.7%
Other expense ratio		13.2	11.7	11.4	13.4	11.9	10.8	10.8	11.6	10.8	12.1	11.2		11.7
Statutory expense ratio		31.3%	29.8%	29.4%	33.3%	31.2%	28.4%	29.0%	29.6%	28.7%	30.1%	29.5%		30.4%

GAAP combined ratio
GAAP combined ratio		97.3%	88.6%	89.6%	94.5%	96.1%	94.5%	92.0%	89.1%	93.3%	91.8%	94.2%		94.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)		$587	$611	$658	$618	$589	$593	$635	$1,269	$1,228	$1,857	$1,817		$2,435
Written premium adjustment -- statutory only		(43)	2	35	(29)	(7)	10	33	37	43	(6)	36		7
Reported written premiums (statutory)*		$544	$613	$693	$589	$582	$603	$668	$1,306	$1,271	$1,851	$1,853		$2,442
Unearned premiums change		56	(6)	(89)	30	20	(4)	(86)	(96)	(90)	(41)	(70)		(40)
Earned premiums		$600	$607	$604	$619	$602	$599	$582	$1,210	$1,181	$1,810	$1,783		$2,402

Statutory combined ratio
Statutory combined ratio		97.3%	84.4%	86.5%	92.4%	94.1%	89.6%	87.5%	85.4%	88.6%	89.2%	90.3%		90.8%
Less catastrophe losses		0.2	0.8	1.8	1.9	2.3	5.6	5.1	1.3	5.3	0.9	4.3		3.7
Statutory combined ratio excluding catastrophe losses		97.1%	83.6%	84.7%	90.5%	91.8%	84.0%	82.4%	84.1%	83.3%	88.3%	86.0%		87.1%

GAAP combined ratio
GAAP combined ratio		95.4%	85.2%	88.9%	91.1%	93.4%	90.3%	90.5%	87.0%	90.4%	89.8%	91.4%		91.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)		$192	$197	$153	$167	$198	$211	$161	$350	$372	$541	$570		$737
Written premium adjustment -- statutory only		-	-	-	(1)	-	-	-	-	-	-	-		(1)
Reported written premiums (statutory)*		$192	$197	$153	$166	$198	$211	$161	$350	$372	$541	$570		$736
Unearned premiums change		(15)	(17)	28	17	(9)	(17)	35	11	18	(3)	9		26
Earned premiums		$177	$180	$181	$183	$189	$194	$196	$361	$390	$538	$579		$762

Statutory combined ratio
Statutory combined ratio		103.6%	98.6%	93.5%	107.7%	104.0%	106.4%	98.1%	95.8%	101.6%	98.3%	102.3%		103.6%
Less catastrophe losses		7.0	3.5	(4.1)	17.9	7.1	15.6	5.0	(0.3)	10.3	2.1	9.2		11.3
Statutory combined ratio excluding catastrophe losses		96.6%	95.1%	97.6%	89.8%	96.9%	90.8%	93.1%	96.1%	91.3%	96.2%	93.1%		92.3%

GAAP combined ratio
GAAP combined ratio		103.8%	99.9%	92.0%	106.0%	104.4%	107.6%	96.4%	96.0%	102.0%	98.6%	102.8%		103.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$-	$-	$-	-	$-	$-	$-	-
Life	42,395,592	36,294,277	6,101,315	16.81	124,663,788	109,318,969	15,344,819	14.04
Accident health	1,776,832	1,709,173	67,659	3.96	5,141,122	4,948,521	192,601	3.89
Premiums ceded	(10,295,186)	(10,455,847)	160,661	(1.54)	(30,134,044)	(30,688,997)	554,953	(1.81)
Total premiums earned	33,877,238	27,547,603	6,329,635	22.98	99,670,866	83,578,493	16,092,373	19.25
Investment income	28,515,819	27,213,672	1,302,147	4.78	84,594,298	80,603,825	3,990,473	4.95
Realized investment gains and losses	(117,732)	(256,745)	139,013	(54.14)	51,750,857	42,327,225	9,423,632	22.26
Other income	1,141,955	755,639	386,316	51.12	3,461,706	2,559,919	901,787	35.23
Total revenues	$63,417,280	$55,260,169	$8,157,111	14.76	$239,477,727	$209,069,462	$30,408,265	14.54

Benefits & expenses:
Losses & policy benefits	$45,763,373	$42,750,492	$3,012,881	7.05	$127,869,309	$118,288,412	$9,580,897	8.10
Reinsurance recoveries	(9,507,506)	(9,728,222)	220,716	(2.27)	(29,654,500)	(26,705,298)	(2,949,202)	11.04
Commissions	8,388,628	8,434,879	(46,251)	(0.55)	26,401,514	25,670,653	730,861	2.85
Other operating expenses	7,831,539	6,877,898	953,641	13.87	23,381,966	19,784,207	3,597,759	18.19
Interest expense	-	-	-	-	-	-	-	-
Taxes, licenses & fees	930,560	394,060	536,500	136.15	2,756,613	2,144,949	611,664	28.52
Incr deferred acq expense	(2,402,358)	(6,544,407)	4,142,049	(63.29)	(8,730,977)	(14,237,700)	5,506,723	(38.68)
Other expenses	-	(1)	1	-	108	108	-	0.00
Total expenses	$51,004,236	$42,184,699	$8,819,537	20.91	$142,024,033	$124,945,331	$17,078,702	13.67

Income before income taxes	$12,413,044	$13,075,470	$(662,426)	(5.07)	$97,453,694	$84,124,131	$13,329,563	15.85

Provision for income taxes:
Current	$1,076,018	$(33,442)	$1,109,460	(3,317.56)	$4,508,915	$5,319,857	$(810,942)	(15.24)
Current capital gains/losses	(22,206)	27,139	(49,345)	(181.82)	18,257,800	14,931,529	3,326,271	22.28
Deferred	3,171,530	4,382,846	(1,211,316)	(27.64)	10,914,527	9,777,623	1,136,904	11.63
Total income taxes	$4,225,342	$4,376,543	$(151,201)	(3.45)	$33,681,242	$30,029,009	$3,652,233	12.16

Net income	$8,187,702	$8,698,927	$(511,225)	(5.88)	$63,772,452	$54,095,122	$9,677,330	17.89

2007 Third-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change

Net premiums written	$36,952,328	$37,886,042	(2.46)	$119,900,032	$115,332,247	3.96
Net investment income	28,518,609	27,213,672	4.80	84,607,029	80,603,825	4.97
Amortization of interest maintenance reserve	(716,933)	17,827	(4,121.60)	(727,925)	100,277	(825.92)
Commissions and expense allowances on reinsurance ceded	1,945,861	1,834,459	6.07	6,464,843	5,778,763	11.87
Income from fees associated with Separate Accounts	1,141,955	755,639	51.12	3,461,706	2,559,919	35.23
Total revenues	$67,841,820	$67,707,638	0.20	$213,705,685	$204,375,031	4.57

Death benefits and matured endowments	$10,205,681	$9,459,133	7.89	$27,252,513	$30,097,582	(9.45)
Annuity benefits	11,176,827	10,463,908	6.81	28,828,501	26,619,650	8.30
Disability benefits and benefits under accident and health contracts	638,935	556,563	14.80	1,631,352	1,215,340	34.23
Surrender benefits and group conversions	6,406,696	4,468,607	43.37	17,479,044	16,260,645	7.49
Interest and adjustments on deposit-type contract funds	2,322,816	2,259,707	2.79	6,722,093	7,014,565	(4.17)
Increase in aggregate reserves for life and accident and health contracts	16,724,962	26,543,268	(36.99)	71,711,184	71,899,714	(0.26)
Payments on supplementary contracts with life contingencies	86,811	77,577	11.90	258,824	231,661	11.73
Total benefit expenses	$47,562,728	$53,828,763	(11.64)	$153,883,511	$153,339,156	0.36

Commissions	$8,283,629	$8,319,379	(0.43)	$26,016,514	$25,355,653	2.61
General insurance expenses and taxes	9,797,137	7,487,053	30.85	29,278,421	24,214,800	20.91
Increase in loading on deferred and uncollected premiums	(1,525,841)	(1,506,574)	1.28	(5,337,160)	(4,478,863)	19.16
Net transfers to or (from) Separate Accounts	-	-	-	(215,913)	(211,220)	2.22
Other deductions	-	-	-	108	109	(0.59)
Total operating expenses	$16,554,925	$14,299,858	15.77	$49,741,970	$44,880,478	10.83

Federal and Foreign Income Taxes Incurred	886,409	219,114	304.54	4,447,095	5,022,716	(11.46)

Net gain from operations before realized capital gains or (losses)	$2,837,758	$(640,097)	(543.33)	$5,633,109	$1,132,681	397.33

Net realized gains or (losses) net of capital gains tax	2,604,683	(57,569)	N/A	37,332,560	27,640,006	35.07

Net Income (Statutory)	$5,442,441	$(697,666)	(880.09)	$42,965,669	$28,772,687	49.33

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Third-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06	06/30/07	06/30/06	09/30/07	09/30/06	12/31/07	12/31/06
Gross Written Premiums		$49	$54	$53	$54	$50	$51	$50	$107	$101	$156	$152		$206
Bank Owned Life Insurance (BOLI) Adjustment		-	-	-	-	-	-	-	-	-	-	-		-
Adjusted Gross Written Premiums		$49	$54	$53	$54	$50	$51	$50	$107	$101	$156	$152		$206

Insurance Expense		$8	$9	$9	$10	$7	$7	$7	$18	$14	$26	$21		$31

Expense Ratio		16.3%	16.7%	17.7%	17.8%	14.7%	13.5%	14.5%	16.8%	14.0%	16.7%	14.0%		15.0%
Expense Ratio based on Adjusted Gross Written Premium		16.3%	16.7%	17.7%	17.8%	14.7%	13.5%	14.5%	16.8%	14.0%	16.7%	14.0%		15.0%

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$206	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	-	-	(10)	-	(34)	-	(20)
Adjusted Gross Written Premiums	$206	$249	$220	$173	$210	$122	$137

Insurance Expense	$31	$29	$25	$25	$27	$25	$20

Expense Ratio	15.0%	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	15.0%	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Third-Quarter Supplement